Exhibit 10.1

Certain portions of this exhibit (indicated by ####) have been omitted pursuant to Regulation SK Item 601(a)(6).

Execution Version

SUPPLEMENT NO. 1 dated as of October 6, 2023 (this “Supplement”), to the Collateral Agreement dated as of December 6, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), VACASA HOLDINGS LLC, a Delaware limited liability company (“Holdings”), V-REVOLVER SUB LLC, a Delaware limited liability company (the “Borrower”), the other GRANTORS from time to time party hereto and JPMORGAN CHASE BANK, N.A., as Collateral Agent (in such capacity and together with successors in such capacity, the “Collateral Agent”).

A.Reference is made to (a) the Revolving Credit Agreement dated as of October 7, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto, the Issuing Banks party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and as Collateral Agent and (b) the Collateral Agreement.

B.Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement, as applicable.

C.The Grantors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 5.14 of the Collateral Agreement provides that additional Subsidiaries may become Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiaries (each, a “New Grantor” and collectively, the “New Grantors”) are executing this Supplement in accordance with the requirements of the Credit Agreement to become Grantors under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.
Accordingly, the Collateral Agent and each New Grantor agree as follows: SECTION 1. In accordance with Section 5.14 of the Collateral Agreement, each
New Grantor by its signature below becomes a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a Grantor, and each New Grantor hereby
(a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in and lien on all of such New Grantor’s right, title and interest in, to and under the Pledged Collateral and the Article 9 Collateral (as each such term is defined in the Collateral Agreement). Each reference to a “Grantor” in the Collateral Agreement shall be deemed to include each New Grantor. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that enforceability of such obligations may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement. This Supplement shall become effective as to each New Grantor when a counterpart hereof executed on behalf of such New Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon each New Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of each New Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that the New Grantors shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Supplement, the Collateral Agreement and the Credit Agreement.

SECTION 4. Each New Grantor hereby represents and warrants that, as of the date hereof, (a) set forth on Schedule I attached hereto is a schedule with the true and correct legal name of the New Grantor, its jurisdiction of formation and the location of its chief executive office, (b) Schedule II sets forth a true and complete list, with respect to the New Grantor, of (i) all the Equity Interests owned by the New Grantor in any Subsidiary and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by the New Grantor and (ii) all the Pledged Debt Securities owned by the New Grantor and (c) Schedule III attached hereto sets forth (i) all of the New Grantor’s Patents constituting Article 9 Collateral, including the name of the registered owner, type, registration or application number and the expiration date (if already registered) of each such Patent owned by the New Grantor, (ii) all of the New Grantor’s Trademarks constituting Article 9 Collateral, including the name of the registered owner, the registration or application number and the expiration date (if already registered) of each such Trademark owned by the New Grantor, and (iii) all of the New Grantor’s Copyrights (including exclusive Copyright Licenses) constituting Article 9 Collateral, including the name of the registered owner, title and, if applicable, the registration number of each such Copyright owned or licensed by the New Grantor, and (d) Schedule IV attached hereto sets forth, as of the date hereof, each Commercial Tort Claim in respect of which a complaint or counterclaim has been filed by the New Grantor seeking damages in an amount of $10,000,000 or more.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 7. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of such invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Collateral Agreement.

SECTION 9. Each New Grantor agrees to reimburse the Collateral Agent for its fees and expenses incurred hereunder and under the Collateral Agreement as provided in Section 9.03(a) of the Credit Agreement; provided that each reference therein to the “Borrower” shall be deemed to be a reference to “each New Grantor” and each reference therein to the “Administrative Agent” shall be deemed to be a reference to the “Collateral Agent.”

SECTION 10. ####

[Signature Pages Follow]

IN WITNESS WHEREOF, the New Grantors and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

VACASA COLORADO LLC

By: /s/ Bruce Schuman

Name: Bruce Schuman
Title: Secretary

VACASA SEASONALS INC.

By: /s/ Bruce Schuman
Name: Bruce Schuman
Title: Secretary

VACASA ARIZONA LLC

By: /s/ Robert Brush

Name: Robert Brush
Title: Manager

[Signature Page to Supplement No.1 to Collateral Agreement]

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

By: /s/ Elefherios Karsos
    Name: Elefherios Karsos
    Title: Authorized Officer